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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 14,2002
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                             SONIC AUTOMOTIVE, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-13395                                         56-201079

(Commission File Number)                   (I.R.S. Employer Indentification No.)

5401 E. Independence Boulevard Charlotte, North Carolina              28212

(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (704) 566-2400

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Item 9. Regulation FD Disclosure

       On August 14, 2002, each of the principal executive officer, Mr. O.Bruton Smith, and the principal financial officer, Mr. Theodore M. Wright, of Sonic Automotive, Inc. submitted to the Securities and Exchange Commission (the "Commission") sworn statements pursuant to the Commission's Order No. 4-460, Order Requiring the Filing of Sworn Statements Pursuant to Section 21 (a)( 1) of the Exchange Act, in the form specified in such Order.

       A copy of each of these sworn statements is attached hereto as an exhibit.

       (c) Exhibits

    Exhibit No.                          Description
    -----------                          -----------
    99.1          Statement Under Oath of Principal Executive Officer dated
                  August 13, 2002

    99.2          Statement Under Oath of Principal Financial Officer dated
                  August 13, 2002

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SONIC AUTOMOTIVE, INC.


                                   By:    /s/ Theodore M. Wright
                                          ----------------------
                                       Theodore M. Wright
                                       Executive Vice President, Chief Financial
                                       Officer and Treasurer
                                       (Principal Financial and Accounting
                                       Officer)

Dated: August 14,2002